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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 14, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                        0-26321                 98-0204105
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
               (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On October 14, 2004, Gasco Energy, Inc. issued a press release, which is incorporated herein by reference to Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a)  None

         (b)  None

         (c)

         99.1     Press Release dated October 14, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GASCO ENERGY, INC.


October 14, 2004                               By:  /s/ W. King Grant
                                                  ------------------------------
                                                  W. King Grant
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------
  99.1           Press Release dated October 14, 2004.